CONTACT:
Mark Donohue
(908) 409-6718

AMNEAL REPORTS SECOND QUARTER 2019 FINANCIAL RESULTS

‒ Q2 2019 Net Revenue of $405 Million; GAAP Loss per share of $0.13; Combined Adjusted Diluted EPS(1) of $0.09 ‒
‒ Positive cash flow from operations of $21 million ‒
‒ Reaffirms Full Year 2019 EBITDA Guidance ‒
‒ Investor Call at 8:30 a.m. ET to Discuss Second Quarter 2019 Earnings Results ‒

BRIDGEWATER, NJ, August 5, 2019 - Amneal Pharmaceuticals, Inc. (NYSE: AMRX) (the “Company”) announced its results today for the second quarter ended June 30, 2019.

Summary of GAAP and Non-GAAP Combined and Adjusted Results
(Unaudited; In thousands, except per share amounts)

	Three Months Ended
	June 30, 2019	June 30, 2018	Year/ Year Variance
GAAP Results(2)
Net revenue	$404,642	$413,787	(2.2)%
Net loss attributable to Amneal Pharmaceuticals, Inc.	$(16,902)	$(19,104)	11.5%
Diluted loss per share attributable to Amneal Pharmaceuticals, Inc.	$(0.13)	$(0.15)	13.3%

Non-GAAP Results(1)(3)
Combined net revenue	$404,642	$462,328	(12.5)%
Combined adjusted net income	$26,669	$69,895	(61.8)%
Combined adjusted EBITDA	$92,081	$138,622	(33.6)%
Combined adjusted diluted EPS	$0.09	$0.23	(60.9)%

(1) See “Non-GAAP Financial Measures” below.
(2) Prior year financials reflect the results of Amneal Pharmaceuticals LLC consolidating the results of Impax Laboratories, LLC from the transaction closing date on May 4, 2018.
(3) For the three months ended June 30, 2018, assumes the combination between Amneal Pharmaceuticals LLC and Impax Laboratories, LLC, and the acquisition of Gemini Laboratories, LLC, excluding the impact of financing and acquisition accounting adjustments, occurred on January 1, 2018.

Second Quarter 2019 Performance

Net revenue in the second quarter of 2019 was $405 million, a decrease of 2.2% compared to the second quarter of 2018, due to lower Generics segment revenue partially offset by an increase in Specialty segment revenue. Net loss attributable to Amneal Pharmaceuticals, Inc. was $17 million in the second quarter of 2019 compared to a net loss of $19 million in the prior year period. Diluted EPS in the second quarter of 2019 was a loss of $0.13 compared to a loss of $0.15 in the prior year period.

Combined net revenue(1) in the second quarter of 2019 was $405 million, a decrease of 12.5% compared to the second quarter of 2018, due to a decline in revenue from both the Generics and Specialty segments. Combined adjusted net income(1) in the second quarter of 2019 was $27 million, a decrease of 61.8% compared to the prior year period. Combined adjusted EBITDA(1) in the second quarter of 2019 was $92 million, a decrease of 33.6% compared to the prior year period, due to lower revenue and lower gross margins, partially offset by lower operating expenses as a result of cost synergies from the business combination with Impax. Combined adjusted diluted EPS in the second quarter of 2019 was $0.09, compared to $0.23 for the prior year period.

(1) See “Non-GAAP Financial Measures” below.

Amneal Pharmaceuticals, Inc.
Reconciliation of Generics Operating Income (Loss) to Generics Combined Operating Income (Loss)
(Unaudited; In thousands)

Generics	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue - Generics	$335,064	$—	$335,064	$361,770	$20,995	$382,765
Cost of goods sold	263,423	—	263,423	211,534	29,624	241,158
Cost of goods sold impairment charges	3,012	—	3,012	—	—	—
Gross profit	68,629	—	68,629	150,236	(8,629)	141,607
Selling, general, and administrative	14,379	—	14,379	19,621	4,340	23,961
Research and development	45,448	—	45,448	47,206	3,984	51,190
Restructuring and other charges	418	—	418	24,797	—	24,797
Legal settlement gains	—	—	—	(3,000)	—	(3,000)
Intellectual property legal development expenses	2,511	—	2,511	4,004	—	4,004
Acquisition, integration and transaction related expenses	987	—	987	114,622	—	114,622
Operating income (loss)	$4,886	$—	$4,886	$(57,014)	$(16,953)	$(73,967)

Gross margin	20.5%	—%	20.5%	41.5%	(41.1%)	37.0%
Adjusted gross profit (Non-GAAP)(4)	$115,434	$—	$115,434	$186,848	$(1,690)	$185,158
Adjusted gross margin (Non-GAAP)(5)	34.5%	—%	34.5%	51.6%	(8.0%)	48.4%
Adjusted operating income (Non-GAAP)	$64,748	$—	$64,748	$120,662	$(11,339)	$109,323

(4) Adjusted gross profit is calculated as combined net revenue less adjusted cost of goods sold. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.
(5) Adjusted gross margin is calculated as adjusted gross profit divided by combined net revenue.

Amneal Pharmaceuticals, Inc.
Reconciliation of Generics Operating (Loss) Income to Generics Combined Operating Loss
(Unaudited; In thousands)

Generics	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue - Generics	$717,541	$—	$717,541	$636,959	$102,237	$739,196
Cost of goods sold	542,301	—	542,301	342,128	122,761	464,889
Cost of goods sold impairment charges	56,309	—	56,309	—	—	—
Gross profit	118,931	—	118,931	294,831	(20,524)	274,307
Selling, general, and administrative	38,527	—	38,527	30,824	7,334	38,158
Research and development	95,599	—	95,599	91,415	13,623	105,038
In-process research and development impairment charges	22,787	—	22,787	—	—	—
Restructuring and other charges	2,499	—	2,499	24,797	—	24,797
Litigation, settlements and related charges	—	—	—	—	89,159	89,159
Legal settlement gains	—	—	—	(3,000)	—	(3,000)
Intellectual property legal development expenses	5,632	—	5,632	8,580	23	8,603
Acquisition, integration and transaction related expenses	3,584	—	3,584	114,622	—	114,622
Operating (loss) income	$(49,697)	$—	$(49,697)	$27,593	$(130,663)	$(103,070)

Gross margin	16.6%	—%	16.6%	46.3%	(20.1%)	37.1%
Adjusted gross profit (Non-GAAP)(4)	$277,711	$—	$277,711	$333,203	$3,246	$336,449
Adjusted gross margin (Non-GAAP)(5)	38.7%	—%	38.7%	52.3%	3.2%	45.5%
Adjusted operating income (Non-GAAP)	$161,567	$—	$161,567	$208,125	$(16,752)	$191,373

(4) Adjusted gross profit is calculated as combined net revenue less adjusted cost of goods sold. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.
(5) Adjusted gross margin is calculated as adjusted gross profit divided by combined net revenue.

Generics net revenue of $335 million decreased 7.4% for the second quarter of 2019 compared to $362 million for the second quarter of 2018. Generics combined net revenue(1) in the second quarter of 2019 was $335 million, a decrease of 12.5% compared to $383 million in the prior year period. The decrease is primarily attributable to additional competition on the base generic portfolio including key products Aspirin Dipyridamole ER Capsules, Yuvafem and Diclofenac Gel 1% and the sale of two of the Company's international businesses, partially offset by sales of Levothyroxine and Guanfacine HCL.

Generics gross margin for the second quarter of 2019 was 20.5% compared to 41.5% for the second quarter of 2018. Generics combined adjusted gross margin(1) for the second quarter of 2019 was 34.5% compared to 48.4% for the prior year period. The decrease is primarily related to unfavorable generics revenue mix including the impact of price erosion, and inventory obsolescence charges.

Generics operating income for the second quarter of 2019 was $5 million compared to an operating loss of $57 million for the second quarter of 2018, primarily due to acquisition, integration and restructuring charges related to the business combination with Impax in May 2018. Generics combined adjusted operating income(1) for the second quarter of 2019 was $65 million, a decrease of 40.8% compared to $109 million in the prior year period, primarily due to lower revenues and gross margin as noted above.

(1) See “Non-GAAP Financial Measures” below.

Amneal Pharmaceuticals, Inc.
Reconciliation of Specialty Operating Income to Specialty Combined Operating Income
(Unaudited; In thousands)

Specialty	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue - Specialty:
Rytary®	$33,000	$—	$33,000	$20,520	$8,578	$29,098
Unithroid®	8,904	—	8,904	4,424	3,207	7,631
Zomig®	14,427	—	14,427	9,695	3,933	13,628
All other specialty products	13,247	—	13,247	17,378	11,828	29,206
Total net revenue - Specialty	69,578	—	69,578	52,017	27,546	79,563
Cost of goods sold	32,958	—	32,958	23,958	6,711	30,669
Gross profit	36,620	—	36,620	28,059	20,835	48,894
Selling, general, and administrative	16,150	—	16,150	13,549	7,707	21,256
Research and development	2,568	—	2,568	3,129	1,007	4,136
Intellectual property legal development expenses	—	—	—	43	—	43
Restructuring and other charges	—	—	—	2,421	—	2,421
Acquisition, integration and transaction related expenses	1,366	—	1,366	—	—	—
Operating income	$16,536	$—	$16,536	$8,917	$12,121	$21,038

Gross margin	52.6%	—%	52.6%	53.9%	75.6%	61.5%
Adjusted gross profit (Non-GAAP)(4)	$56,780	$—	$56,780	$40,660	$22,363	$63,023
Adjusted gross margin (Non-GAAP)(5)	81.6%	—%	81.6%	78.2%	81.2%	79.2%
Adjusted operating income (Non-GAAP)	$39,313	$—	$39,313	$23,939	$13,649	$37,588

(4) Adjusted gross profit is calculated as combined net revenue less adjusted cost of goods sold. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.
(5) Adjusted gross margin is calculated as adjusted gross profit divided by combined net revenue.

Amneal Pharmaceuticals, Inc.
Reconciliation of Specialty Operating Income to Specialty Combined Operating Income
(Unaudited; In thousands)

Specialty	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue - Specialty:
Rytary®	$61,828	$—	$61,828	$20,520	$35,086	$55,606
Unithroid®	18,625	—	18,625	4,424	9,716	14,140
Zomig®	25,551	—	25,551	9,695	14,411	24,106
All other specialty products	27,217	—	27,217	17,378	37,032	54,410
Total net revenue - Specialty	133,221	—	133,221	52,017	96,245	148,262
Cost of goods sold	63,823	—	63,823	23,958	26,731	50,689
Gross profit	69,398	—	69,398	28,059	69,514	97,573
Selling, general, and administrative	37,477	—	37,477	13,549	27,942	41,491
Research and development	6,275	—	6,275	3,129	3,664	6,793
Intellectual property legal development expenses	1,045	—	1,045	43	—	43
Restructuring and other charges	178	—	178	2,421	—	2,421
Litigation, settlements and related charges	—	—	—	—	940	940
Acquisition, integration and transaction related expenses	3,250	—	3,250	—	—	—
Operating income	$21,173	$—	$21,173	$8,917	$36,968	$45,885

Gross margin	52.1%	—%	52.1%	53.9%	72.2%	65.8%
Adjusted gross profit (Non-GAAP)(4)	$109,769	$—	$109,769	$40,660	$75,626	$116,286
Adjusted gross margin (Non-GAAP)(5)	82.4%	—%	82.4%	78.2%	78.6%	78.4%
Adjusted operating income (Non-GAAP)	$68,038	$—	$68,038	$23,939	$45,144	$69,083

(4) Adjusted gross profit is calculated as combined net revenue less adjusted cost of goods sold. See Non-GAAP reconciliations below for calculation of adjusted cost of goods sold.
(5) Adjusted gross margin is calculated as adjusted gross profit divided by combined net revenue.

The Specialty segment is comprised of the Impax Specialty business acquired on May 4, 2018 and the Gemini Laboratories, LLC business acquired on May 7, 2018. Prior to these two transactions, Amneal did not have a Specialty segment.

Specialty net revenue in the second quarter of 2019 increased to $70 million compared to $52 million for the second quarter of 2018, primarily due to the timing of the combination with Impax and the Gemini acquisition. Specialty combined net revenue(1) in the second quarter of 2019 was $70 million, a decrease of 12.5% compared to the prior year period, driven primarily by lower revenue from Albenza® as a result of the loss of exclusivity in September of 2018, partially offset by higher revenue from Rytary® and Unithroid®.

Specialty gross margin for the second quarter of 2019 was 52.6% compared to 53.9% for the second quarter of 2018. Specialty combined adjusted gross margin(5) was 81.6% for the second quarter of 2019 compared to 79.2% in the prior year period, primarily due to product sales mix.

Specialty operating income for the second quarter of 2019 was $17 million compared to $9 million for the second quarter of 2018, primarily due to higher revenue. Specialty combined adjusted operating income(1) for the second quarter of 2019 was $39 million, an increase of $1 million compared to the prior year period, primarily due to lower expenses and favorable product sales mix.

(1) See “Non-GAAP Financial Measures” below.

Corporate and Other Information
(Unaudited; In thousands)

	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
General and administrative expense	$36,752	$—	$36,752	$22,833	$8,000	$30,833
Acquisition, transaction-related and integration expenses	1,166	—	1,166	92,885	4,381	97,266
Restructuring and other charges	2,417	—	2,417	17,247	223	17,470
Total general, administrative and other operating expenses	$40,335	$—	$40,335	$132,965	$12,604	$145,569

	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
General and administrative expense	$75,713	$—	$75,713	$36,751	$28,737	$65,488
Acquisition, transaction-related and integration expenses	2,717	—	2,717	100,020	10,925	110,945
Restructuring and other charges	6,319	—	6,319	17,247	5,123	22,370
Total general, administrative and other operating expenses	$84,749	$—	$84,749	$154,018	$44,785	$198,803

General and administrative and other operating expenses in the second quarter of 2019 decreased to $40 million compared to $133 million in the prior year period. General and administrative and other operating expenses on a combined basis(1) in the second quarter of 2019 decreased to $40 million compared to $146 million in the prior year period. The decrease is primarily due to costs associated with the Combination with Impax and Gemini acquisition including lower acquisition, transaction-related and integration expenses, and lower restructuring and other charges.

2019 Financial Outlook

Amneal’s full year 2019 estimates are based on management's current expectations, including with respect to prescription trends, pricing levels, inventory levels, and the anticipated timing of future product launches and events. The Company cannot provide a reconciliation between non-GAAP projections and the most directly comparable GAAP measures without unreasonable efforts because it is unable to predict with reasonable certainty the ultimate outcome of certain significant items required for the reconciliation. The items include, but are not limited to, acquisition-related expenses, restructuring expenses, asset impairments and other gains and losses. These items are uncertain, depend on various factors, and could have a material impact on U.S. GAAP reported results for 2019.

Amneal is updating certain of its previously provided 2019 guidance as follows:

Full Year 2019 Financial Guidance
	Prior	Updated
Adjusted gross margin	47% - 50%	47% - 50%
Adjusted R&D as a % of net revenue	9% - 10%	9.5% - 10.5%
Adjusted SG&A as a % of net revenue	11% - 12%	14% - 15%
Adjusted EBITDA	$600 million - $650 million(6)	$425 million - $475 million
Adjusted diluted EPS	$0.94 - $1.04	$0.52 - $0.62
Adjusted effective tax rate	19% - 21%	19% - 21%
Capital expenditures	Approximately $100 million	$65 million - $85 million
Weighted average diluted shares outstanding	Approximately 300 million	Approximately 300 million

(6) The Company issued revised Adjusted EBITDA guidance on July 10, 2019. Prior to the July 10 update, the Company’s original guidance with respect to 2019 Adjusted EBITDA was $600 million - $650 million.

Conference Call Information

Amneal will hold a conference call on August 5, 2019 at 8:30 a.m. Eastern Time to discuss its results. The call and presentation can also be accessed via a live Webcast through the Investor Relations section of Amneal’s Web site at
https://investors.amneal.com/investor-relations, or directly at https://event.on24.com/wcc/r/2021447/323A22AA88A202DFC94FA94090002247. The number to call from within the United States is (844) 746-0741 and (412) 317-5273 internationally. A replay of the conference call will be available shortly after the call for a period of seven days. To access the replay, dial (877) 344-7529 (in the U.S.) and (412) 317-0088 (international callers). The access code for the replay is 10133264.

About Amneal

Amneal Pharmaceuticals, Inc. (NYSE: AMRX), headquartered in Bridgewater, NJ, is an integrated pharmaceutical company focused on developing, manufacturing and distributing generic, brand and biosimilar products. The Company has operations in North America, Asia, and Europe, working together to bring high-quality medicines to patients primarily within the United States.

Amneal has an extensive portfolio of more than 300 generic medicines, and is expanding its portfolio to include complex dosage forms in a broad range of therapeutic areas. The Company also markets a portfolio of branded pharmaceutical products through its Specialty segment focused principally on central nervous system disorders and parasitic infections. For more information, visit www.amneal.com.

Non-GAAP Financial Measures

This release includes certain non-GAAP financial measures, including adjusted EBITDA, adjusted net income, adjusted net income per diluted share, adjusted gross profit, adjusted gross margin and adjusted operating income, which are intended as supplemental measures of the Company’s performance that are not required by or presented in accordance with GAAP. In addition, this release includes these non-GAAP measures and our reported results on a non-GAAP combined basis to include the historical results of Impax and Gemini, not adjusted for financing and acquisition accounting impacts of the combination, as if the transaction closing dates had occurred on the first day of all periods presented herein. All combined business results presented in this release are not prepared in accordance with Article 11 of Regulation S-X. The calculation of Non-GAAP adjusted diluted earnings per share assumes the conversion of all outstanding shares of Class B Common Stock to shares of Class A Common stock.

Management uses these non-GAAP historical and combined measures internally to evaluate and manage the Company’s operations and to better understand its business because they facilitate a comparative assessment of the Company's operating performance relative to its performance based on results calculated under GAAP. These non-GAAP measures also isolate the effects of some items that vary from period to period without any correlation to core operating performance and eliminate certain charges that management believes do not reflect the Company's operations and underlying operational performance. The compensation committee of the Company’s board of directors also uses certain of these measures to evaluate management's performance and set its compensation. The Company believes that these non-GAAP measures also provide useful information to investors regarding certain financial and business trends relating to the Company’s financial condition and operating results, and doing so on a combined basis facilitates an evaluation of the financial performance of the Company and its operations on a consistent basis. Providing this information therefore allows investors to make independent assessments of the Company’s financial performance, results of operation and trends while viewing the information through the eyes of management.

These non-GAAP measures are subject to limitations. The non-GAAP measures presented in this release may not be comparable to similarly titled measures used by other companies because other companies may not calculate one or more in the same manner. Additionally, the non-GAAP performance measures exclude significant expenses and income that are required by GAAP to be recorded in the Company’s financial statements; do not reflect changes in, or cash requirements for, working capital needs; and do not reflect interest expense, or the requirements necessary to service interest or principal payments on debt. Further, the combined results may not represent what our combined results of operations and financial position would have been had the transactions occurred on the dates indicated, nor are they intended to project our combined results of operations or financial position for any future period. To compensate for these limitations, management presents and considers these non-GAAP measures in conjunction with the Company’s GAAP results; no non-GAAP measure should be considered in isolation from or as alternatives to net income, diluted earnings per share or any other measure determined in accordance with GAAP. Readers should review the reconciliations included below, and should not rely on any single financial measure to evaluate the Company’s business.

A reconciliation of each non-GAAP measure to the most directly comparable GAAP measure is set forth below.

Safe Harbor Statement

Certain statements contained herein, regarding matters that are not historical facts, may be forward-looking statements (as defined in the Private Securities Litigation Reform Act of 1995). Such forward-looking statements include statements regarding management’s intentions, plans, beliefs, expectations or forecasts for the future, including, among other things, future operating results and financial performance, product development and launches, integration strategies and resulting cost reduction, market position and business strategy. Words such as “may,” “will,” “could,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “assume,” “continue,” and similar words are intended to identify estimates and forward-looking statements.

The reader is cautioned not to rely on these forward-looking statements. These forward-looking statements are based on current expectations of future events. If the underlying assumptions prove inaccurate or known or unknown risks or uncertainties materialize, actual results could vary materially from the expectations and projections of Amneal Pharmaceuticals, Inc. (the “Company”). Such risks and uncertainties include, but are not limited to: our ability to integrate the operations of Amneal Pharmaceuticals LLC and Impax Laboratories, LLC pursuant to the business combination completed on May 4, 2018, and our ability to realize the anticipated synergies and other benefits of the combination; our ability to successfully develop and commercialize new products; our ability to obtain exclusive marketing rights for our products and to introduce products on a timely basis; the competition we face in the pharmaceutical industry from brand and generic drug product companies, and the impact of that competition on our ability to set prices; our ability to manage our growth; our dependence on the sales of a limited number of products for a substantial portion of our total revenues; the risk of product liability and other claims against us by consumers and other third parties; risks related to changes in the regulatory environment, including United States federal and state laws related to healthcare fraud abuse and health information privacy and security and changes in such laws; changes to FDA product approval requirements; risks related to federal regulation of arrangements between manufacturers of branded and generic products; the impact of healthcare reform and changes in coverage and reimbursement levels by governmental authorities and other third-party payers; the continuing trend of consolidation of certain customer groups; our reliance on certain licenses to proprietary technologies from time to time; our dependence on third party suppliers and distributors for raw materials for our products and certain finished goods; the impact of global economic conditions; our dependence on third party agreements for a portion of our product offerings; our ability to make acquisitions of or investments in complementary businesses and products on advantageous terms; legal, regulatory and legislative efforts by our brand competitors to deter competition from our generic alternatives; the significant amount of resources we expend on research and development; our substantial amount of indebtedness and our ability to generate sufficient cash to service our indebtedness in the future, and the impact of interest rate fluctuations on such indebtedness; the high concentration of ownership of our Class A Common Stock and the fact that we are controlled by a group of stockholders. A further list and descriptions of these risks, uncertainties and other factors can be found in the Company’s most recently filed Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as supplemented by any subsequently filed Quarterly Reports on Form 10-Q. Copies of these filings are available online at www.sec.gov, www.amneal.com or on request from the Company.

Forward-looking statements included herein speak only as of the date hereof and we undertake no obligation to revise or update such statements to reflect the occurrence of events or circumstances after the date hereof.

Trademarks referenced herein are the property of their respective owner.

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Operations
(Unaudited; In thousands, except per share amounts)

	Three Months Ended June 30,		Six Months Ended June 30,
	2019	2018	2019	2018
Net revenue	$404,642	$413,787	$850,762	$688,976
Cost of goods sold	296,381	235,492	606,124	366,086
Cost of goods sold impairment charges	3,012	—	56,309	—
Gross profit	105,249	178,295	188,329	322,890
Selling, general and administrative	67,281	56,003	151,717	81,124
Research and development	48,016	50,335	101,874	94,544
In-process research and development impairment charges	—	—	22,787	—
Acquisition, transaction-related and integration expenses	3,519	207,507	9,551	214,642
Restructuring and other charges	2,835	44,465	8,996	44,465
Legal settlement gains	—	(3,000)	—	(3,000)
Intellectual property legal development expenses	2,511	4,047	6,677	8,623
Operating loss	(18,913)	(181,062)	(113,273)	(117,508)
Other (expense) income:
Interest expense, net	(43,886)	(36,622)	(87,167)	(57,673)
Foreign exchange gain (loss), net	8,311	(25,946)	2,847	(17,381)
Loss on extinguishment of debt	—	(19,667)	—	(19,667)
(Loss) gain on sale of international businesses, net	(1,888)	—	6,930	—
Other income, net	149	791	1,256	1,739
Total other expense, net	(37,314)	(81,444)	(76,134)	(92,982)
Loss before income taxes	(56,227)	(262,506)	(189,407)	(210,490)
Benefit from income taxes	(5,701)	(12,416)	(14,129)	(12,052)
Net loss	(50,526)	(250,090)	(175,278)	(198,438)
Less: Net loss attributable to Amneal Pharmaceuticals LLC pre-Combination	—	200,341	—	148,806
Less: Net loss attributable to non-controlling interests	33,624	31,885	110,495	31,768
Net loss attributable to Amneal Pharmaceuticals, Inc. before accretion of redeemable non-controlling interest	(16,902)	(17,864)	(64,783)	(17,864)
Accretion of redeemable non-controlling interest	—	(1,240)	—	(1,240)
Net loss attributable to Amneal Pharmaceuticals, Inc.	$(16,902)	$(19,104)	$(64,783)	$(19,104)

Net loss per share attributable to Amneal Pharmaceuticals, Inc.'s common stockholders:
Class A and Class B-1 basic and diluted	$(0.13)	$(0.15)	$(0.51)	$(0.15)

Weighted-average common shares outstanding:
Class A and Class B-1 basic and diluted	128,016	127,112	127,852	127,112

Amneal Pharmaceuticals, Inc.
Condensed Consolidated Balance Sheets
(Unaudited; In thousands)

	June 30, 2019	December 31, 2018
Assets
Current assets:
Cash and cash equivalents	$54,893	$213,394
Restricted cash	2,129	5,385
Trade accounts receivable, net	634,666	481,495
Inventories	414,627	457,219
Prepaid expenses and other current assets	77,062	128,321
Related party receivables	2,470	830
Total current assets	1,185,847	1,286,644

Property, plant and equipment, net	508,086	544,146
Goodwill	420,017	426,226
Intangible assets, net	1,553,330	1,654,969
Deferred tax asset, net	391,881	373,159
Operating lease right-of-use assets	59,900	—
Operating lease right-of-use assets - related party	17,031	—
Financing lease right-of-use assets - related party	62,588	—
Other assets	63,459	67,592
Total assets	$4,262,139	$4,352,736

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable and accrued expenses	$505,143	$514,440
Current portion of long-term debt, net	21,445	21,449
Current portion of operating lease liabilities	13,313	—
Current portion of operating and financing lease liabilities - related party	3,293	—
Related party payables	2,965	17,695
Current portion of financing obligation - related party	—	266
Total current liabilities	546,159	553,850
Long-term debt, net	2,619,788	2,630,598
Deferred income taxes	—	1,178
Liabilities under tax receivable agreement	193,499	192,884
Operating lease liabilities	47,836	—
Operating lease liabilities - related party	14,862	—
Financing lease liabilities - related party	61,990	—
Financing obligation - related party	—	39,083
Other liabilities	28,653	38,780
Total long-term liabilities	2,966,628	2,902,523
Total stockholders' equity	749,352	896,363
Total liabilities and stockholders' equity	$4,262,139	$4,352,736

Amneal Pharmaceuticals, Inc.
Consolidated Statements of Cash Flows
(Unaudited; In thousands)

	Six Months Ended June 30,
	2019	2018
Cash flows from operating activities:
Net loss	$(175,278)	$(198,438)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	99,574	46,897
Amortization of Levothyroxine Transition Agreement asset	36,393	—
Unrealized foreign currency (gain) loss	(3,695)	17,032
Amortization of debt issuance costs	3,218	2,577
Loss on extinguishment of debt	—	19,667
Gain on sale of international businesses, net	(6,930)	—
Gain on termination of lease	—	(3,524)
Intangible asset impairment charges	79,096	—
Non-cash restructuring and asset-related charges	1,314	—
Deferred tax benefit	(18,209)	(14,993)
Stock-based compensation and PPU expense	10,571	160,401
Inventory provision	50,410	17,426
Other operating charges and credits, net	3,155	927
Changes in assets and liabilities:
Trade accounts receivable, net	(162,954)	(60,051)
Inventories	(19,658)	(71,655)
Prepaid expenses, other current assets and other assets	28,614	(5,107)
Related party receivables	(1,624)	11,017
Accounts payable, accrued expenses and other liabilities	(13,538)	19,630
Related party payables	2,225	(13,356)
Net cash used in operating activities	(87,316)	(71,550)
Cash flows from investing activities:
Purchases of property, plant and equipment	(29,629)	(36,600)
Acquisition of product rights and licenses	(50,000)	(3,000)
Acquisitions, net of cash acquired	—	(321,324)
Proceeds from sale of international businesses, net of cash sold	34,834	—
Net cash used in investing activities	(44,795)	(360,924)
Cash flows from financing activities:
Payments of deferred financing costs and debt extinguishment costs	—	(54,955)
Proceeds from issuance of debt	—	1,325,383
Payments of principal on debt and capital leases	(13,500)	(603,551)
Payments on revolving credit line	—	(75,000)
Payments of principal on financing lease - related party	(866)	—
Payments of financing obligation - related party	—	(121)
Proceeds from exercise of stock options	1,385	1,977
Employee payroll tax withholding on restricted stock unit vesting	(921)	—
Equity contributions	—	27,742
Capital contribution from non-controlling interest	—	360
Acquisition of non-controlling interest	(3,543)	—
Tax distribution to non-controlling interest	(13,494)	—
Distributions to members	—	(182,998)
Repayment of related party note	—	(14,842)
Net cash (used in) provided by financing activities	(30,939)	423,995
Effect of foreign exchange rate on cash	1,293	(853)
Net decrease in cash, cash equivalents, and restricted cash	(161,757)	(9,332)
Cash, cash equivalents, and restricted cash - beginning of period	218,779	77,922
Cash, cash equivalents, and restricted cash - end of period	$57,022	$68,590
Cash and cash equivalents - end of period	$54,893	$61,521
Restricted cash - end of period	2,129	7,069
Cash, cash equivalents, and restricted cash - end of period	$57,022	$68,590

Amneal Pharmaceuticals, Inc.
Reconciliation of Non-GAAP Combined Results of Operations
(Unaudited; In thousands)

	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue:
Generics	$335,064	$—	$335,064	$361,770	$20,995	$382,765
Specialty	69,578	—	69,578	52,017	27,546	79,563
Total net revenue	404,642	—	404,642	413,787	48,541	462,328
Cost of goods sold	296,381	—	296,381	235,492	36,335	271,827
Cost of goods sold impairment charges	3,012	—	3,012	—	—	—
Gross profit	105,249	—	105,249	178,295	12,206	190,501
Selling, general and administrative	67,281	—	67,281	56,003	20,047	76,050
Research and development	48,016	—	48,016	50,335	4,991	55,326
Acquisition, transaction-related and integration expenses	3,519	—	3,519	207,507	4,381	211,888
Restructuring and other charges	2,835	—	2,835	44,465	223	44,688
Legal settlement gains	—	—	—	(3,000)	—	(3,000)
Intellectual property legal development expenses	2,511	—	2,511	4,047	—	4,047
Operating loss	(18,913)	—	(18,913)	(181,062)	(17,436)	(198,498)
Other (expense) income:
Interest expense, net	(43,886)	—	(43,886)	(36,622)	(4,539)	(41,161)
Foreign exchange gain (loss), net	8,311	—	8,311	(25,946)	—	(25,946)
Loss on extinguishment of debt	—	—	—	(19,667)	—	(19,667)
Loss on sale of international businesses	(1,888)	—	(1,888)	—	—	—
Other income (expense), net	149	—	149	791	(14)	777
Total other expense, net	(37,314)	—	(37,314)	(81,444)	(4,553)	(85,997)
Loss before income taxes	(56,227)	—	(56,227)	(262,506)	(21,989)	(284,495)
(Benefit from) provision for income taxes	(5,701)	—	(5,701)	(12,416)	1,017	(11,399)
Net loss	(50,526)	—	(50,526)	(250,090)	(23,006)	(273,096)
Less: Net loss attributable to Amneal Pharmaceuticals LLC pre-Combination	—	—	—	200,341
Less: Net loss attributable to non-controlling interests	33,624	—	33,624	31,885
Accretion of redeemable non-controlling interest	—	—	—	(1,240)
Net loss attributable to Amneal Pharmaceuticals, Inc.	$(16,902)	$—	$(16,902)	$(19,104)

Amneal Pharmaceuticals, Inc.
Reconciliation of Non-GAAP Combined Results of Operations
(Unaudited; In thousands)

	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net revenue:
Generics	$717,541	$—	$717,541	$636,959	$102,237	$739,196
Specialty	133,221	—	133,221	52,017	96,245	148,262
Total net revenue	850,762	—	850,762	688,976	198,482	887,458
Cost of goods sold	606,124	—	606,124	366,086	149,492	515,578
Cost of goods sold impairment charges	56,309	—	56,309	—	—	—
Gross profit	188,329	—	188,329	322,890	48,990	371,880
Selling, general and administrative	151,717	—	151,717	81,124	64,013	145,137
Research and development	101,874	—	101,874	94,544	17,287	111,831
In-process research and development impairment charges	22,787	—	22,787	—	—	—
Acquisition, transaction-related and integration expenses	9,551	—	9,551	214,642	10,925	225,567
Restructuring and other charges	8,996	—	8,996	44,465	5,123	49,588
Legal settlement gains	—	—	—	(3,000)	—	(3,000)
Intellectual property legal development expenses	6,677	—	6,677	8,623	23	8,646
Litigation, settlements and related charges	—	—	—	—	90,099	90,099
Operating loss	(113,273)	—	(113,273)	(117,508)	(138,480)	(255,988)
Other (expense) income:
Interest expense, net	(87,167)	—	(87,167)	(57,673)	(18,231)	(75,904)
Foreign exchange gain (loss)	2,847	—	2,847	(17,381)	921	(16,460)
Loss on extinguishment of debt	—	—	—	(19,667)	—	(19,667)
Gain on sale of international businesses	6,930	—	6,930	—	—	—
Other income (expense)	1,256	—	1,256	1,739	(638)	1,101
Total other expense, net	(76,134)	—	(76,134)	(92,982)	(17,948)	(110,930)
Loss before income taxes	(189,407)	—	(189,407)	(210,490)	(156,428)	(366,918)
Benefit from income taxes	(14,129)	—	(14,129)	(12,052)	(6,273)	(18,325)
Net loss	(175,278)	—	(175,278)	(198,438)	(150,155)	(348,593)
Less: Net loss attributable to Amneal Pharmaceuticals LLC pre-Combination	—	—	—	148,806
Less: Net loss attributable to non-controlling interests	110,495	—	110,495	31,768
Accretion of redeemable non-controlling interest	—	—	—	(1,240)
Net loss attributable to Amneal Pharmaceuticals, Inc.	$(64,783)	$—	$(64,783)	$(19,104)

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Reconciliations of Generics Cost of Goods Sold to Combined Adjusted Cost of Goods Sold

Generics	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$263,423	$—	$263,423	$211,534	$29,624	$241,158
Cost of goods sold impairment charges	3,012	—	3,012	—	—	—
Adjusted to deduct (add):
Amortization	14,636	—	14,636	6,043	3,934	9,977
Inventory related charges(7)	21,443	—	21,443	30,569	3,005	33,574
Acquisition and site closure expenses(8)	6,969	—	6,969	—	—	—
Asset impairment charges(9)	3,012	—	3,012	—	—	—
Stock-based compensation expense	813	—	813	—	—	—
Other	(68)	—	(68)	—	—	—
Adjusted cost of goods sold (Non-GAAP)	$219,630	$—	$219,630	$174,922	$22,685	$197,607

Generics	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$542,301	$—	$542,301	$342,128	$122,761	$464,889
Cost of goods sold impairment charges	56,309	—	56,309	—	—	—
Adjusted to deduct (add):
Amortization	25,388	—	25,388	7,803	13,823	21,626
Inventory related charges(7)	21,777	—	21,777	30,569	9,894	40,463
Acquisition and site closure expenses(8)	16,480	—	16,480	—	—	—
Asset impairment charges(9)	56,309	—	56,309	—	53	53
Stock-based compensation expense	1,409	—	1,409	—	—	—
Amortization of upfront payment(11)	36,393	—	36,393	—	—	—
Other	1,024	—	1,024	—	—	—
Adjusted cost of goods sold (Non-GAAP)	$439,830	$—	$439,830	$303,756	$98,991	$402,747

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Reconciliations of Specialty Cost of Goods Sold to Combined Adjusted Cost of Goods Sold

Specialty	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$32,958	$—	$32,958	$23,958	$6,711	$30,669
Adjusted to deduct:
Amortization	20,160	—	20,160	10,651	1,528	12,179
Inventory related charges(7)	—	—	—	1,950	—	1,950
Adjusted cost of goods sold (Non-GAAP)	$12,798	$—	$12,798	$11,357	$5,183	$16,540

Specialty	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Cost of goods sold	$63,823	$—	$63,823	$23,958	$26,731	$50,689
Adjusted to deduct:
Amortization	40,371	—	40,371	10,651	6,112	16,763
Inventory related charges(7)	—	—	—	1,950	—	1,950
Adjusted cost of goods sold (Non-GAAP)	$23,452	$—	$23,452	$11,357	$20,619	$31,976

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Reconciliations of Generics Operating Income (Loss) to Combined Adjusted Operating Income

Generics	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Operating income (loss)	$4,886	$—	$4,886	$(57,014)	$(16,953)	$(73,967)
Adjusted to add (deduct):
Acquisition and site closure expenses(8)	10,885	—	10,885	114,622	—	114,622
Amortization	14,636	—	14,636	6,043	3,934	9,977
Inventory related charges(7)	21,443	—	21,443	30,569	3,005	33,574
Stock-based compensation expense	3,875	—	3,875	221	—	221
Asset impairment charges(9)	3,059	—	3,059	—	—	—
Restructuring and other charges(10)	418	—	418	24,797	—	24,797
R&D milestone payment	5,614	—	5,614	1,424	—	1,424
Other	(68)	—	(68)	—	(1,325)	(1,325)
Adjusted operating income (Non-GAAP)	$64,748	$—	$64,748	$120,662	$(11,339)	$109,323

Generics	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Operating (loss) income	$(49,697)	$—	$(49,697)	$27,593	$(130,663)	$(103,070)
Adjusted to add (deduct):
Acquisition and site closure expenses(8)	29,670	—	29,670	114,622	—	114,622
Amortization	25,388	—	25,388	7,803	13,823	21,626
Inventory related charges(7)	21,777	—	21,777	30,569	9,894	40,463
Stock-based compensation expense	5,373	—	5,373	221	982	1,203
Asset impairment charges(9)	79,211		79,211		53	53
Restructuring and other charges(10)	2,499	—	2,499	24,797	—	24,797
Litigation, settlements and related charges(12)	—	—	—	—	89,159	89,159
Amortization of upfront payment(11)	36,393	—	36,393	—	—	—
R&D milestone payment	9,929	—	9,929	2,700	—	2,700
Other	1,024	—	1,024	(180)	—	(180)
Adjusted operating income (Non-GAAP)	$161,567	$—	$161,567	$208,125	$(16,752)	$191,373

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Reconciliations of Specialty Operating Income to Combined Adjusted Operating Income

Specialty	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Operating income	$16,536	$—	$16,536	$8,917	$12,121	$21,038
Adjusted to add:
Amortization	20,160	—	20,160	10,651	1,528	12,179
Inventory related charges(7)	—	—	—	1,950	—	1,950
Acquisition and site closure expenses(8)	2,251	—	2,251	—	—	—
Stock-based compensation expense	366	—	366	—	—	—
Restructuring and other charges(10)	—	—	—	2,421	—	2,421
Adjusted operating income (Non-GAAP)	$39,313	$—	$39,313	$23,939	$13,649	$37,588

Specialty	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Operating income	$21,173	$—	$21,173	$8,917	$36,968	$45,885
Adjusted to add:
Amortization	40,371	—	40,371	10,651	6,112	16,763
Inventory related charges(7)	—	—	—	1,950	—	1,950
Acquisition and site closure expenses(8)	5,806	—	5,806	—	—	—
Stock-based compensation expense	510	—	510	—	1,124	1,124
Restructuring and other charges(10)	178	—	178	2,421	—	2,421
Litigation, settlements and related charges	—	—	—	—	940	940
Adjusted operating income (Non-GAAP)	$68,038	$—	$68,038	$23,939	$45,144	$69,083

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands, except per share amounts)

Reconciliation of Net Loss to Combined Adjusted Net Income and Calculation of Adjusted Diluted EPS

	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net loss	$(50,526)	$—	$(50,526)	$(250,090)	$(23,006)	$(273,096)
Adjusted to add (deduct):
Non-cash interest	1,617	—	1,617	4,407	2,549	6,956
GAAP Income tax (benefit) expense	(5,701)	—	(5,701)	(12,416)	1,017	(11,399)
Amortization	34,796	—	34,796	16,694	5,462	22,156
Stock-based compensation expense	6,224	—	6,224	1,644	—	1,644
Acquisition and site closure expenses(8)	19,056	—	19,056	207,507	4,381	211,888
Restructuring and other charges(10)	2,835	—	2,835	44,465	223	44,688
Loss on extinguishment of debt	—	—	—	19,667	—	19,667
Inventory related charges(7)	21,443	—	21,443	32,519	3,005	35,524
Loss on sale of assets	—	—	—	878	—	878
Asset impairment charges(9)	4,408	—	4,408	—	—	—
Foreign exchange (gain) loss	(8,311)	—	(8,311)	25,946	—	25,946
Loss on sale of international business(13)	1,888	—	1,888	—	—	—
R&D milestone payments	5,614	—	5,614	1,424	—	1,424
Other	491	—	491	1,225	1,300	2,525
Income tax at 21%	(7,104)	—	(7,104)	(19,943)	1,064	(18,879)
Net income attributable to NCI not associated with our Class B shares	(61)	—	(61)	(27)	—	(27)
Adjusted net income (Non-GAAP)	$26,669	$—	$26,669	$73,900	$(4,005)	$69,895

Adjusted diluted EPS (Non-GAAP)(14)			$0.09			$0.23

(14) Under the if-converted method, for the three months ended June 30, 2019, utilizes weighted average diluted shares outstanding of 299,139, which consists of Class A & Class B shares. Under the if-converted method, for the three months ended June 30, 2018, utilizes weighted average diluted shares outstanding of 299,029, which consists of Class A, Class B & Class B-1 shares.

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands, except per share amounts)

Reconciliation of Net Loss to Combined Adjusted Net Income and Calculation of Adjusted Diluted EPS

	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net loss	$(175,278)	$—	$(175,278)	$(198,438)	$(150,155)	$(348,593)
Adjusted to add (deduct):
Non-cash interest	3,218	—	3,218	5,577	9,413	14,990
GAAP Income tax benefit	(14,129)	—	(14,129)	(12,052)	(6,273)	(18,325)
Amortization	65,759	—	65,759	18,454	19,935	38,389
Stock-based compensation expense	10,571	—	10,571	1,644	4,816	6,460
Acquisition and site closure expenses(8)	47,258	—	47,258	214,642	10,925	225,567
Restructuring and other charges(10)	8,996	—	8,996	44,465	5,123	49,588
Loss on extinguishment of debt	—	—	—	19,667	—	19,667
Inventory related charges(7)	21,777	—	21,777	32,519	9,894	42,413
Litigation, settlements and related charges(12)	—	—	—	—	90,099	90,099
Loss on sale of assets	—	—	—	878	—	878
Asset impairment charges(9)	81,008	—	81,008	—	53	53
Amortization of upfront payment	36,393	—	36,393	—	—	—
Foreign exchange (gain) loss	(2,847)	—	(2,847)	17,381	(921)	16,460
Gain on sale of international businesses, net (13)	(6,930)	—	(6,930)	—	—	—
R&D milestone payments	9,929	—	9,929	2,700	—	2,700
Other	1,583	—	1,583	(820)	1,953	1,133
Income tax at 21%	(18,334)	—	(18,334)	(31,020)	1,309	(29,711)
Net income attributable to NCI not associated with our Class B shares	(140)	—	(140)	(144)	—	(144)
Adjusted net income (Non-GAAP)	$68,834	$—	$68,834	$115,453	$(3,829)	$111,624

Adjusted diluted EPS (Non-GAAP)(15)			$0.23			$0.37

(15) Under the if-converted method, for the six months ended June 30, 2019, utilizes weighted average diluted shares outstanding of 299,117, which consists of Class A & Class B shares. Under the if-converted method, for the six months ended June 30, 2018, utilizes weighted average diluted shares outstanding of 299,029, which consists of Class A, Class B & Class B-1 shares.

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited, In thousands)

Reconciliation of Net Loss to EBITDA and Combined Adjusted EBITDA

	Three months ended June 30, 2019			Three months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net loss	$(50,526)	$—	$(50,526)	$(250,090)	$(23,006)	$(273,096)
Adjusted to add (deduct):
Interest expense, net	43,886	—	43,886	36,622	4,539	41,161
Income tax (benefit) expense	(5,701)	—	(5,701)	(12,416)	1,017	(11,399)
Depreciation and amortization	50,706	—	50,706	32,147	6,925	39,072
EBITDA (Non-GAAP)	$38,365	$—	$38,365	$(193,737)	$(10,525)	$(204,262)

Adjusted to add (deduct):
Stock-based compensation expense	$6,224	$—	$6,224	$1,644	$—	$1,644
Acquisition and site closure expenses(8)	19,056	—	19,056	207,507	4,381	211,888
Restructuring and other charges(10)	2,835	—	2,835	44,465	223	44,688
Loss on extinguishment of debt	—	—	—	19,667	—	19,667
Inventory related charges(7)	21,443	—	21,443	32,519	3,005	35,524
Loss on sale of assets	—	—	—	878	—	878
Asset impairment charges(9)	4,408	—	4,408	—	—	—
Foreign exchange (gain) loss	(8,311)	—	(8,311)	25,946	—	25,946
Loss on sale of international businesses(13)	1,888	—	1,888	—	—	—
R&D milestone payments	5,614	—	5,614	1,424	—	1,424
Other	559	—	559	1,225	—	1,225
Adjusted EBITDA (Non-GAAP)	$92,081	$—	$92,081	$141,538	$(2,916)	$138,622

Amneal Pharmaceuticals, Inc.
Non-GAAP Reconciliations
(Unaudited; In thousands)

Reconciliation of Net Loss to EBITDA and Combined Adjusted EBITDA

	Six months ended June 30, 2019			Six months ended June 30, 2018
		Add:	(Non-GAAP)		Add:	(Non-GAAP)
	Actual	Impax/ Gemini	Combined	Actual	Impax/ Gemini	Combined
Net loss	$(175,278)	$—	$(175,278)	$(198,438)	$(150,155)	$(348,593)
Adjusted to add (deduct):
Interest expense, net	87,167	—	87,167	57,673	18,231	75,904
Income tax benefit	(14,129)	—	(14,129)	(12,052)	(6,273)	(18,325)
Depreciation and amortization	99,574	—	99,574	46,898	24,900	71,798
EBITDA (Non-GAAP)	$(2,666)	$—	$(2,666)	$(105,919)	$(113,297)	$(219,216)

Adjusted to add (deduct):
Stock-based compensation expense	$10,571	$—	$10,571	$1,644	$4,816	$6,460
Acquisition and site closure expenses(8)	47,258	—	47,258	214,642	10,925	225,567
Restructuring and other charges(10)	8,996	—	8,996	44,465	5,123	49,588
Loss on extinguishment of debt	—	—	—	19,667	—	19,667
Inventory related charges(7)	21,777	—	21,777	32,519	9,894	42,413
Litigation, settlements and related charges(12)	—	—	—	—	90,099	90,099
Loss on sale of assets	—	—	—	878	—	878
Asset impairment charges(9)	81,008	—	81,008	—	53	53
Amortization of upfront payment(11)	36,393	—	36,393	—	—	—
Foreign exchange (gain) loss	(2,847)	—	(2,847)	17,381	(921)	16,460
Gain on sale of international businesses, net (13)	(6,930)	—	(6,930)	—	—	—
R&D milestone payments	9,929	—	9,929	2,700	—	2,700
Other	559	—	559	(820)	653	(167)
Adjusted EBITDA (Non-GAAP)	$204,048	$—	$204,048	$227,157	$7,345	$234,502

(7) For the three and six months ended June 30, 2019, inventory related charges primarily represent inventory obsolescence resulting from new initiatives and policies adopted with our restructuring effort. For the three and six months ended June 30, 2018, inventory related charges represents a reserve for an unfavorable supply arrangement and the amortization of the Impax inventory step-up to fair value in purchase accounting.

(8) Acquisition and site closure expenses for the three and six months ended June 30, 2019 includes costs related to (i) plant closure and redundant employee costs and (ii) third party costs associated with the combination of Impax and related integration including legal, investment banking, accounting and information technology. For the three and six months ended June 30, 2018, acquisition and site closure expenses also includes costs associated with the Impax sale of its Middlesex, NJ and Taiwan facilities.

(9) Asset impairment charges for the three and six months ended June 30, 2019 are primarily associated with the write-off of in process research and development product rights and intangible asset impairment charges primarily related to products acquired in the Impax combination.

(10) Restructuring and other charges includes employee separation costs associated with the consolidation of sites, as well as the write-off of property, plant, and equipment at those sites.

(11) Amortization of upfront payment represents the amortization of the upfront payment made to Lannett in connection with our Transition Agreement with Levothyroxine.

(12) Litigation, settlements and related charges represents an Impax litigation settlement charge for the three and six months ended June 30, 2018 related to a settlement of claims with the plaintiffs in the class action antitrust suits related to Solodyn®.

(13) For the three months ended June 30, 2019, loss on the sale of international business represents the loss from the sale of our Amneal Deutschland GmbH subsidiary, which comprised substantially all of the Company's operations in Germany. For the six months ended June 30, 2019, gain on the sale of international businesses, net represents the gain from the sale of our Creo Pharma Holding Limited subsidiary, which comprised substantially all of the Company's operations in the United Kingdom partially offset by the loss from the sale of our Amneal Deutschland GmbH subsidiary, which comprised substantially all of the Company's operations in Germany.